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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2001


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2001, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-4)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-96403                33-0727357
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------



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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On October 29, 2001, a single series of certificates, entitled Option One Mortgage Loan Trust 2001-4, Asset-Backed Certificates, Series 2001-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class S Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $293,775,123.77 as of October 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated October 24, 2001, among Option One, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B and Option One Owner Trust 2001-2, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated October 24, 2001, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class S Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 24, 2001 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                                             Initial Certificate Principal
                       Class                  Balance or Notional Amount            Pass-Through Rate
                       -----                  --------------------------            -----------------
                         A                         $409,500,000.00                      Variable
                        M-1                        $ 20,250,000.00                      Variable
                        M-2                        $  9,000,000.00                      Variable
                        M-3                        $  9,000,000.00                      Variable
                         S                         $ 45,000,000.00(1)                   Variable
                         C                         $  2,249,900.00                      Variable
                         P                         $        100.00                         N/A
                         R                                    100%                         N/A

------------
(1) Initial Notional Amount

                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2001, and the Prospectus Supplement, dated October 24, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibits

         Exhibit No.                              Description
         -----------                              -----------
              4.1 Pooling and Servicing Agreement, dated as of October 1, 2001, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank Minnesota, N.A. as Trustee, relating to the Series 2001-4 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2001


                                     OPTION ONE MORTGAGE ACCEPTANCE CORPORATION


                                     By: /s/ David S. Wells
                                         ------------------------
                                     Name:   David S. Wells
                                     Title:  Assistant Secretary






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
                                              Index to Exhibits
                                              -----------------



                                                                                               Sequentially
     Exhibit No.                                Description                                   Numbered Page
     -----------                                -----------                                   -------------
         4.1           Pooling and Servicing Agreement,  dated as of October 1, 2001,               7
                       by and among Option One  Mortgage  Acceptance  Corporation  as
                       Depositor,  One Mortgage  Corporation  as Master  Servicer and
                       Wells Fargo Bank  Minnesota,  N.A. as Trustee  relating to the
                       Series 2001-4 Certificates.





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                                   Exhibit 4.1